Supplement Dated November 2, 2026

To The Prospectus Dated April 27, 2026

JNL® Series Trust

Please note that the changes below may impact your variable annuity product(s).

Effective September 30, 2026, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/PPM America Emerging Markets Debt Fund, please delete the “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Mark Hughes, CFA	April 2026	Portfolio Manager, PPM
Kevin Ritter, CFA	April 2026	Portfolio Manager, PPM
Matthew Graves, CFA	September 2026	Portfolio Manager, PPM

Effective September 30, 2026, in the section, “Additional Information About Each Fund,” under “The Sub-Adviser and Portfolio Management,” for the JNL/PPM America Emerging Markets Debt Fund, please delete the second paragraph in the entirety and replace with the following:

Mark Hughes, Kevin Ritter, and Matthew Graves are primarily responsible for the day-to day management of the Fund. Messrs. Hughes, Ritter, and Graves are members of PPM’s Emerging Markets Debt Team which is comprised of several portfolio managers who are collectively responsible for the stewardship of PPM’s emerging market debt strategies through collaboration on risk positioning, security selection, sector relative value decisions, and the use of macro inputs.

Effective September 30, 2026, in the section, “Additional Information About Each Fund,” under “The Sub-Adviser and Portfolio Management,” for the JNL/PPM America Emerging Markets Debt Fund, after the fourth paragraph, please add the following:

Matthew Graves, CFA, is a managing director and portfolio manager/analyst on the emerging markets team at PPM America, Inc. He is responsible for the credit coverage of sovereign debt with a focus on emerging markets for potential investment in various portfolios managed on behalf of investors globally. Prior to joining PPM in 2025, he was a research analyst at Western Asset Management. Previously, Mr. Graves worked for Denver Investment Advisors. He earned a bachelor’s degree in mathematics from Pomona College. Mr. Graves is a CFA® charterholder.

This Supplement is dated November 2, 2026.

Supplement Dated November 2, 2026

To The Statement of Additional Information Dated April 27, 2026

JNL® Series Trust

Please note that the changes below may impact your variable annuity and/or variable life product(s).

Effective August 17, 2026, on page 207, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Franklin Advisers, Inc., please delete the first paragraph in the entirety and replace with the following:

Franklin Advisers, Inc. (“Franklin Advisers”) is located at One Franklin Parkway, San Mateo, California 94403, serves as Sub-Adviser to the JNL/Franklin Templeton Income Fund. Franklin Advisers is an indirect wholly owned subsidiary of Franklin Templeton, Inc. (“Franklin Templeton”), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Templeton.

Effective August 17, 2026, on pages 207-208, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” under “Portfolio Manager Compensation Structure,” for Franklin Advisers, Inc., please delete the section in the entirety and replace with the following:

Portfolio Manager Compensation Structure

Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Templeton stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Templeton and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre- tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Templeton stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Effective September 30, 2026, on page 289, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for PPM America, Inc., under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” please delete the table for the JNL/PPM America Emerging Markets Debt Fund in the entirety and replace with the following, which reflects information as of September 30, 2026:

JNL/PPM America Emerging Markets Debt Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Mark Hughes, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	4	$0.36 billion	0	$0

Kevin Ritter, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	4	$0.36 billion	0	$0

Matthew Graves, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	1	$0.13 billion	0	$0

Effective September 30, 2026, on page 262, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for PPM America, Inc., under “Security Ownership of Portfolio Managers,” please delete the table for the JNL/PPM America Emerging Markets Debt Fund in the entirety and replace with the following:

Security Ownership of Portfolio Managers for the JNL/PPM America Emerging Markets Debt Fund as of September 30, 2026

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mark Hughes, CFA	X
Kevin Ritter, CFA	X
Matthew Graves	X

This Supplement is dated November 2, 2026.